UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) July 23, 2003
                                                          -------------


                                  PRAXAIR, INC.
             (Exact Name of Registrant as Specified in Its Charter)


DELAWARE
(State or Other Jurisdiction of Incorporation)


        1-11037                                       06-124-9050
        -------                                       -----------
(Commission File Number)                    (IRS Employer Identification No.)


39 OLD RIDGEBURY ROAD, DANBURY, CT                            06810-5113
----------------------------------                            ----------
(Address of Principal Executive Offices)                      (Zip Code)


(203)837-2000
-------------
(Registrant's Telephone Number, Including Area Code)


N/A
---
(Former Name or Former Address, if Changed Since Last Report)

Item 9. Regulation FD Disclosure

         The following information is furnished pursuant to Item 9, "Regulation FD Disclosure" and Item 12, "Results of Operations and Financial Condition."

         On July 23, 2003, Praxair, Inc. issued a press release setting forth Praxair, Inc.'s second quarter 2003 earnings. A copy of Praxair, Inc.'s press release is attached hereto as Exhibit (99) and is hereby incorporated by reference.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   PRAXAIR, INC.
                                                   Registrant




Date:   July 23, 2003                              By: /s/ Patrick M. Clark
        -------------------                        -----------------------------
                                                   Patrick M. Clark
                                                   Vice President and Controller

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Exhibit Index

Exhibit 99.1               Press release dated July 23, 2003.